UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported):  April 8, 2010

                          CORNERSTONE BANCSHARES, INC.

             (Exact name of registrant as specified in its charter)


          Tennessee                     000-30497                62-1173944
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)


                835 Georgia Avenue, Chattanooga, Tennessee 37402
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         (Address of principal executive offices)           (zip code)


                                 (423) 385-3000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

     On April 8, 2010, a written agreement (the "Agreement") between the Tennessee Department of Financial Institutions and Cornerstone Community Bank, the wholly owned subsidiary bank of Cornerstone Bancshares, Inc. (the "Company"), was fully executed and became effective. A description of the terms and conditions of the Agreement was previously set forth in the Company's Form 8-K filed on April 8, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORNERSTONE BANCSHARES, INC.


Date:   April 14, 2010               By: /s/ Nathaniel F. Hughes
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                                           Nathaniel F. Hughes
                                           President and Chief Executive Officer